CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life Flexible Premium Variable Annuity Account of our report dated March 24, 2017 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement on Form N-4 of Pruco Life Insurance Company of our report dated March 23, 2017 relating to the consolidated financial statements, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
March 24, 2017
Appendix A

•	Prudential Government Money Market Portfolio (formerly Prudential Money Market Portfolio)

•	Prudential Diversified Bond Portfolio

•	Prudential Equity Portfolio (Class I)

•	Prudential Flexible Managed Portfolio

•	Prudential Conservative Balanced Portfolio

•	Prudential Value Portfolio (Class I)

•	Prudential High Yield Bond Portfolio

•	Prudential Natural Resources Portfolio (Class I)

•	Prudential Stock Index Portfolio

•	Prudential Global Portfolio

•	Prudential Jennison Portfolio (Class I)

•	Prudential Small Capitalization Stock Portfolio

•	T. Rowe Price International Stock Portfolio

•	T. Rowe Price Equity Income Portfolio (Equity Income Class)

•	Invesco V.I. Core Equity Fund (Series I)

•	Janus Aspen Janus Portfolio (Institutional Shares)

•	Janus Aspen Overseas Portfolio (Institutional Shares)

•	MFS Research Series (Initial Class)

•	MFS Growth Series (Initial Class)

•	American Century VP Value Fund (Class I)

•	Franklin Small-Mid Cap Growth VIP Fund (Class 2)

•	Prudential Jennison 20/20 Focus Portfolio (Class I)

•	Davis Value Portfolio

•	AST T. Rowe Price Natural Resources Portfolio

•	AST T. Rowe Price Asset Allocation Portfolio

•	AST MFS Global Equity Portfolio

•	AST J.P. Morgan International Equity Portfolio

•	AST Templeton Global Bond Portfolio

•	AST Wellington Management Hedged Equity Portfolio

•	AST Capital Growth Asset Allocation Portfolio

•	AST Academic Strategies Asset Allocation Portfolio

•	AST Balanced Asset Allocation Portfolio

•	AST Preservation Asset Allocation Portfolio

•	AST FI Pyramis Quantitative Portfolio

•	AST Prudential Growth Allocation Portfolio

•	AST Advanced Strategies Portfolio

•	AST T. Rowe Price Large-Cap Growth Portfolio

•	AST Government Money Market Portfolio (formerly AST Money Market Portfolio)

•	AST Small-Cap Growth Portfolio

•	AST BlackRock/Loomis Sayles Bond Portfolio

•	AST International Value Portfolio

•	AST International Growth Portfolio

•	AST Investment Grade Bond Portfolio

•	AST Western Asset Core Plus Bond Portfolio

•	AST Bond Portfolio 2018

•	AST Bond Portfolio 2019

•	AST Global Real Estate Portfolio

•	AST Parametric Emerging Markets Equity Portfolio

•	AST Goldman Sachs Small-Cap Value Portfolio

•	AST Schroders Global Tactical Portfolio

•	AST RCM World Trends Portfolio

•	AST J.P. Morgan Global Thematic Portfolio

•	AST Goldman Sachs Multi-Asset Portfolio

•	ProFund VP Consumer Services

•	ProFund VP Consumer Goods Portfolio

•	ProFund VP Financials

•	ProFund VP Health Care

•	ProFund VP Industrials

•	ProFund VP Mid-Cap Growth

•	ProFund VP Mid-Cap Value

•	ProFund VP Real Estate

•	ProFund VP Small-Cap Growth

•	ProFund VP Small-Cap Value

•	ProFund VP Telecommunications

•	ProFund VP Utilities

•	ProFund VP Large-Cap Growth

•	ProFund VP Large-Cap Value

•	AST Boston Partners Large-Cap Value Portfolio

•	AST Jennison Large-Cap Growth Portfolio

•	AST Bond Portfolio 2020

•	AST Bond Portfolio 2017

•	AST Bond Portfolio 2021

•	Wells Fargo VT International Equity Portfolio (Class 1)

•	AB VPS Large Cap Growth Portfolio (Class B)

•	Prudential SP Small Cap Value Portfolio (Class I)

•	Janus Aspen Janus Portfolio (Service Shares)

•	SP Prudential U.S. Emerging Growth Portfolio (Class I)

•	Prudential SP International Growth Portfolio (Class I)

•	AST Goldman Sachs Large-Cap Value Portfolio

•	AST Cohen & Steers Realty Portfolio

•	AST J.P. Morgan Strategic Opportunities Portfolio

•	AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio)

•	AST High Yield Portfolio

•	AST Small-Cap Growth Opportunities Portfolio

•	AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)

•	AST Small-Cap Value Portfolio

•	AST Goldman Sachs Mid-Cap Growth Portfolio

•	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)

•	AST Lord Abbett Core Fixed Income Portfolio

•	AST Loomis Sayles Large-Cap Growth Portfolio

•	AST MFS Growth Portfolio

•	AST Neuberger Berman/LSV Mid-Cap Value Portfolio

•	AST BlackRock Low Duration Bond Portfolio

•	AST QMA US Equity Alpha Portfolio

•	Wells Fargo VT Omega Growth Portfolio (Class 1)

•	Wells Fargo VT Small Cap Growth Portfolio (Class 1)

•	AST Bond Portfolio 2022

•	AST Quantitative Modeling Portfolio

•	AST BlackRock Global Strategies Portfolio

•	Wells Fargo VT Opportunity Fund (Class 1)

•	AST Prudential Core Bond Portfolio

•	AST Bond Portfolio 2023

•	AST New Discovery Asset Allocation Portfolio

•	AST Western Asset Emerging Markets Debt Portfolio

•	AST MFS Large-Cap Value Portfolio

•	AST Bond Portfolio 2024

•	AST AQR Emerging Markets Equity Portfolio

•	AST ClearBridge Dividend Growth Portfolio

•	AST QMA Emerging Markets Equity Portfolio

•	AST Multi-Sector Fixed Income Portfolio

•	AST BlackRock iShares ETF Portfolio

•	AST Defensive Asset Allocation Portfolio

•	AST AQR Large-Cap Portfolio

•	AST QMA Large-Cap Portfolio

•	AST Bond Portfolio 2025

•	AST T. Rowe Price Growth Opportunities Portfolio

•	AST Goldman Sachs Global Growth Allocation Portfolio

•	AST T. Rowe Price Diversified Real Growth Portfolio

•	AST Prudential Flexible Multi-Strategy Portfolio

•	AST BlackRock Multi-Asset Income Portfolio

•	AST Franklin Templeton K2 Global Absolute Return Portfolio

•	AST Managed Equity Portfolio

•	AST Managed Fixed Income Portfolio

•	AST FQ Absolute Return Currency Portfolio

•	AST Jennison Global Infrastructure Portfolio

•	AST Goldman Sachs Strategic Income Portfolio

•	AST Legg Mason Diversified Growth Portfolio

•	AST Bond Portfolio 2026

•	AST AB Global Bond Portfolio

•	AST Goldman Sachs Global Income Portfolio

•	AST Morgan Stanley Multi-Asset Portfolio

•	AST Wellington Management Global Bond Portfolio

•	AST Neuberger Berman Long/Short Portfolio

•	AST Wellington Management Real Total Return Portfolio

•	AST QMA International Core Equity Portfolio

•	AST Managed Alternatives Portfolio

•	AST Emerging Managers Diversified Portfolio

•	AST Columbia Adaptive Risk Allocation Portfolio

•	Blackrock Global Allocation V.I. Fund (Class 3)

•	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)

•	AST Bond Portfolio 2027

•	Wells Fargo VT Small Cap Value Portfolio

•	AST IVY Asset Strategy Portfolio

•	NVIT Developing Markets Fund

•	NVIT Emerging Markets Fund (Class D)

•	AST Bond Portfolio 2016